SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      March 7, 1997



                         ALLEGHENY TELEDYNE INCORPORATED
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-12001            25-1792394
(State or other jurisdiction            (Commission         (IRS Employer
      of incorporation)                File Number)       Identification No.)

1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA                 15222-5479
  (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:  412-394-2800


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Item 5.     OTHER EVENTS.
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            William P.  Rutledge  has  resigned as a member of the  registrant's
            Board of Directors effective March 7, 1997. As previously disclosed, Mr. Rutledge resigned his positions as the registrant's President and Chief Executive Officer on February 12, 1997 citing family reasons, and the registrant's Chairman, Richard P. Simmons was named President and Chief Executive Officer.

            Douglas J. Grant has resigned as the registrant's Vice President-Finance and Deputy Chief Financial Officer, effective immediately, for personal and family reasons. He continues to serve as the Vice President-Finance for the registrant's Teledyne subsidiaries. James L. Murdy, Executive Vice President-Finance and Administration and Chief Financial Officer, now also serves as the registrant's chief accounting officer.

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



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ALLEGHENY TELEDYNE INCORPORATED


March 10, 1997                      By:/s/Jon D. Walton
                                       ----------------------------
                                          Jon D. Walton
                                          Vice President, General
                                                Counsel and Secretary

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